Harbor International Growth Fund

Retirement Class HNGFX
Institutional Class HAIGX
Administrative Class HRIGX
Investor Class HIIGX

Supplement to Summary Prospectus dated March 1, 2023
January 18, 2024
Effective March 1, 2024 (the “Effective Date”), Alex Summers will serve as a portfolio manager for Harbor International Growth Fund (the “Fund”). As of the Effective Date, Mr. Summers will be joining the Baillie Gifford Overseas Limited International All Cap Portfolio Construction Group, which serves as Subadvisor to the Fund.
Investors Should Retain This Supplement For Future Reference
S.0124.SP.HIGF